EXHIBIT A

                            INDEX SERIES OF THE FUND

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INDEX SERIES                                                     EFFECTIVE DATE
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First Trust Consumer Discretionary AlphaDEX(R) Fund                10/12/2010
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First Trust Consumer Staples AlphaDEX(R) Fund                      10/12/2010
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First Trust Energy AlphaDEX(R) Fund                                10/12/2010
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First Trust Financials AlphaDEX(R) Fund                            10/12/2010
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First Trust Health Care AlphaDEX(R) Fund                           10/12/2010
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First Trust Industrials/Producer Durables AlphaDEX(R) Fund         10/12/2010
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First Trust Materials AlphaDEX(R) Fund                             10/12/2010
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First Trust Technology AlphaDEX(R) Fund                            10/12/2010
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First Trust Utilities AlphaDEX(R) Fund                             10/12/2010
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First Trust Large Cap Core AlphaDEX(R) Fund                        10/12/2010
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First Trust Mid Cap Core AlphaDEX(R) Fund                          10/12/2010
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First Trust Small Cap Core AlphaDEX(R) Fund                        10/12/2010
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First Trust Large Cap Value Opportunities AlphaDEX(R) Fund         10/12/2010
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First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund        10/12/2010
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First Trust Multi Cap Value AlphaDEX(R) Fund                       10/12/2010
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First Trust Multi Cap Growth AlphaDEX(R) Fund                      10/12/2010
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First Trust Mid Cap Growth AlphaDEX(R) Fund                        04/19/2011
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First Trust Mid Cap Value AlphaDEX(R) Fund                         04/19/2011
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First Trust Small Cap Growth AlphaDEX(R) Fund                      04/19/2011
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First Trust Small Cap Value AlphaDEX(R) Fund                       04/19/2011
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First Trust Mega Cap AlphaDEX(R) Fund                              05/06/2011
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